                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                       Date of Report: February 22, 1999
                          ----------------------------

                       (Date of earliest event reported)



                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

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
          DELAWARE                              333-61783                                 3411414




(State or Other Jurisdiction             (Commission File Number)            (I.R.S. Employer Identification No.)
of Incorporation)
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                      245 Park Avenue, New York, NY 10167
                      -----------------------------------
                    (Address of principal executive offices)

         Registrant's telephone number, including area code: (212) 272-2000

ITEM 5. OTHER EVENTS

                  On February 10, 1999, Bear Stearns Commercial Mortgage Securities Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GE Capital Loan Services, Inc., as servicer, GE Capital Realty Group, Inc., as special servicer, LaSalle National Bank, as Trustee, and ABN Amro Bank, N.V., as fiscal agent, of the Certificates, issued in the following classes: Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class I, Class J, Class K, Class L, Class LR and Class R. The Class A-1, Class A-2, Class X, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance, as of February 10, 1999, of $439,763,663, were sold to Bear, Stearns & Co. Inc., as underwiter (the "Underwriter"), pursuant to an Underwriting Agreement dated as of June 11, 1998, by and between the Company and the Underwriter, as supplemented by the Terms Agreement dated as of January 28, 1999, by and between the Company and the Underwriter (the "Terms Agreement").

                  Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                  Attached as Exhibit 1.1 is the Terms Agreement, as Exhibit
4.1 is the Pooling and Servicing Agreement and as Exhibit 4.2 is the Mortgage Loan Purchase and Sale Agreement for Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates").



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits



         The exhibit number corresponds with Item 601(a) of Regulation S-K.
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         Exhibit No.        Description
         -----------        -----------
         Exhibit 1.1        Terms Agreement dated as of January 28, 1999, between the
                            Registrant and Bear, Stearns & Co. Inc.

         Exhibit 4.1        Pooling and Servicing Agreement dated as of February 1,
                            1999, by and among the Registrant, as depositor, GE Capital
                            Loan Services, Inc., as servicer, GE Capital Realty Group,
                            Inc., as special servicer, LaSalle National Bank, as
                            trustee, and ABN AMRO Bank N.V., as fiscal agent.

         Exhibit 4.2 Mortgage Loan Purchase and Sale Agreement dated as of February 1, 1999, by and between the Registrant, as purchaser and Bear, Stearns Funding, Inc., as seller.

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                                       2
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         BEAR STEARNS COMMERCIAL MORTGAGE
                                           SECURITIES INC.


                                         By: /s/ James G. Reichek
                                             ------------------------
                                         Name:  James G. Reichek
                                         Title:  Executive Vice President

Date: February 22, 1999

















                                       3
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                                 EXHIBIT INDEX


Item 601(a) of Regulation S-K
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Exhibit No.                                 Description
-----------                                 ------------
Exhibit 1.1                                 Terms Agreement dated as of January 28, 1999, between the Registrant and Bear, Stearns & Co. Inc.

Exhibit 4.1                                 Pooling and Servicing Agreement dated as of February 1, 1999, by and among the Registrant, as depositor, GE Capital Loan Services, Inc., as servicer, GE Capital Realty Group, Inc., as special servicer,
                                            LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent.

Exhibit 4.2                                 Mortgage Loan Purchase and Sale Agreement dated as of February 1,
                                            1999, by and between the Registrant, as purchaser and Bear, Stearns
                                            Funding, Inc., as seller.



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